Exhibit 99.2

Contact:	FOR RELEASE:
Tyler H. Rose	April 29, 2015
Executive Vice President
and Chief Financial Officer
(310) 481-8484 or
Michelle Ngo
Senior Vice President
and Treasurer
(310) 481-8581

KILROY REALTY CORPORATION REPORTS
FIRST QUARTER FINANCIAL RESULTS
---------------

LOS ANGELES, April 29, 2015 - Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its first quarter ended March 31, 2015.

First Quarter Highlights
Financial Results

•	Funds from operations (FFO) of $1.01 per share; includes a $0.19 per share gain on a land sale

•	Net income available to common stockholders of $0.45 per share; also includes the gain on land sale

•	Revenues of $146.1 million
Stabilized Portfolio

•	Stabilized portfolio was 96.1% occupied and 97.4% leased at March 31, 2015, excluding held-for-sale properties

•	Signed over 402,000 square feet of new or renewing office leases
Development

•	Executed a 10.5-year, 34,000 square-foot lease with an entertainment company at Columbia Square, a mixed-use project in Los Angeles’ Hollywood submarket

•	Acquired four development parcels aggregating 2.4 acres in the South Lake Union submarket of Seattle for approximately $49.5 million
Capital Recycling

•	Completed the sale in January of a land parcel in Irvine, California for gross proceeds of approximately $26.0 million
Finance

•	Raised $114.7 million of gross equity proceeds under the company’s at-the-market (ATM) offering program

•	Repaid a $26.2 million secured mortgage at par

Recent Developments

•	In April, completed the sale of a Redmond, Washington office property for gross proceeds of approximately $51.2 million

•
Entered into contract to sell nine office properties in San Diego, California in two tranches for total gross proceeds of approximately $258.0 million. The company completed the sale of the first tranche for gross proceeds of approximately $95.0 million in April and expects to close the second tranche later in the second quarter of 2015

Results for the Quarter Ended March 31, 2015
For its first quarter ended March 31, 2015, KRC reported FFO of $91.5 million, or $1.01 per share, compared to $57.2 million, or $0.66 per share, in the first quarter of 2014. Net income available to common stockholders was $39.9 million, or $0.45 per share, compared to $96.5 million, or $1.14 per share, in the year-earlier period. FFO and net income in the first quarter of 2015 included a $17.3 million gain from a land disposition. Net income in the first quarter of 2014 included approximately $90.1 million in gains from property dispositions. The company’s total revenues in the first quarter of 2015 were $146.1 million, up from $126.3 million in the first quarter of 2014.

All per share amounts in this report are presented on a diluted basis.

Operating and Leasing Activity
At March 31, 2015, KRC’s stabilized portfolio, which excluded held-for-sale properties, totaled approximately 13.0 million square feet of office space located in Los Angeles, Orange County, San Diego, the San Francisco Bay Area and greater Seattle. During the first quarter, the company signed new or renewing leases on 402,174 square feet of space in the stabilized portfolio. At quarter end, the portfolio was 96.1% occupied, up from 92.4% at March 31, 2014, and was 97.4% leased.

Real Estate Development Activity
In January, KRC acquired four adjacent development parcels aggregating approximately 2.4 acres in the South Lake Union submarket of Seattle, Washington, for approximately $49.5 million. The parcels are zoned for the development of approximately 700,000 square feet of office, residential and retail space.

KRC currently has six projects under construction totaling just over 1.7 million square feet of space representing approximately $1.1 billion. Earlier this month, the company signed a 10.5-year lease with an entertainment company for 34,000 square feet at Columbia Square, KRC’s 685,000 square-foot mixed-use project located in Hollywood, California. The office portion of the six development projects is now 85% leased.

Management Comments
“Four months into 2015, our West Coast real estate markets remain strong and vibrant, with the San Francisco Bay Area and greater Seattle continuing to lead the nation in demand for contemporary workspace and Southern California picking up steam,” said John Kilroy, the company’s chairman, president and chief executive officer.

“Our first quarter results were very strong with solid leasing in the stabilized portfolio, occupancy up over 96% and continued momentum in our development program. As always, we remain keenly focused on quality execution and long-term value creation across our enterprise, in leasing, development, acquisitions and capital recycling.”

Conference Call and Audio Webcast
KRC management will discuss updated earnings guidance for fiscal 2015 during the company’s April 30, 2015 earnings conference call. The call will begin at 10:00 a.m. Pacific Time and last approximately one hour. Those interested in listening via the Internet can access the conference call at http://www.kilroyrealty.com. Please go to the website 15 minutes before the call and register. It may be necessary to download audio software to hear the conference call. Those interested in listening via telephone can access the conference call at (888) 679-8035 reservation #64004461. A replay of the conference call will be available via phone through May 7, 2015 at (888) 286-8010, reservation #94785385, or via the Internet at the company’s website.

About Kilroy Realty Corporation
With more than 65 years’ experience owning, developing, acquiring and managing real estate assets in West Coast real estate markets, Kilroy Realty Corporation (KRC), a publicly traded real estate investment trust and member of the S&P MidCap 400 Index, is one of the region’s premier landlords. The company provides physical work environments that foster creativity and productivity and serves a broad roster of dynamic, innovation-driven tenants, including technology, entertainment, digital media and health care companies.

At March 31, 2015, the company’s stabilized portfolio totaled 13.0 million square feet of office properties, all located in the coastal regions of greater Seattle, the San Francisco Bay Area, Los Angeles, Orange County and San Diego. The company is recognized by the Global Real Estate Sustainability Benchmark (GRESB) as the North American leader in sustainability and was ranked first among 151 North American participants across all asset types. At the end of the first quarter, the company’s properties were 42% LEED certified and 60% of eligible properties were ENERGY STAR certified. In addition, KRC had approximately 1.7 million square feet of new office and mixed-use development under construction with a total estimated investment of approximately $1.1 billion. More information is available at http://www.kilroyrealty.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results and events may vary materially from those indicated in forward-looking statements, and you should not rely on forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in forward-looking statements, including, among others, risks associated with: investment in real estate assets, which are illiquid; trends in the real estate industry; significant competition, which may decrease the occupancy and rental rates of properties; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired properties; the availability of cash for distribution and debt service and exposure of risk of default under debt obligations; adverse changes to, or implementations of, applicable laws, regulations or legislation; and the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts. These factors are not exhaustive. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2014 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on information that was available, and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent required in connection with ongoing requirements under U.S. securities laws.

KILROY REALTY CORPORATION
SUMMARY QUARTERLY RESULTS
(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
Revenues from continuing operations	$146,082	$123,758

Revenues including discontinued operations	$146,082	$126,318

Net income available to common stockholders (1)	$39,874	$96,532

Weighted average common shares outstanding – basic	86,897	82,125
Weighted average common shares outstanding – diluted	87,434	84,140

Net income available to common stockholders per share – basic (1)	$0.45	$1.17
Net income available to common stockholders per share – diluted (1)	$0.45	$1.14

Funds From Operations (1)(2)(3)	$91,532	$57,221

Weighted average common shares/units outstanding – basic (4)	89,881	85,161
Weighted average common shares/units outstanding – diluted (4)	90,419	87,176

Funds From Operations per common share/unit – basic (4)	$1.02	$0.67
Funds From Operations per common share/unit – diluted (4)	$1.01	$0.66

Common shares outstanding at end of period	88,031	82,218
Common partnership units outstanding at end of period	1,793	1,804
Total common shares and units outstanding at end of period	89,824	84,022

Stabilized office portfolio occupancy rates: (5)
Los Angeles and Ventura Counties	94.3%	93.7%
Orange County	96.0%	91.1%
San Diego County	95.8%	88.1%
San Francisco Bay Area	97.3%	94.1%
Greater Seattle	97.5%	96.9%
Weighted average total	96.1%	92.4%

Total square feet of stabilized office properties owned at end of period: (5)
Los Angeles and Ventura Counties	3,506	3,503
Orange County	272	438
San Diego County	3,317	4,367
San Francisco Bay Area	3,887	2,809
Greater Seattle	2,066	2,188
Total	13,048	13,305
________________________

(1)
Net income available to common stockholders and Funds From Operations for the three months ended March 31, 2015 includes a gain on sale of land of $17.3 million. Net income available to common stockholders for the three months ended March 31, 2014 includes gains on dispositions of discontinued operations of $90.1 million.

(2)	Reconciliation of Net income available to common stockholders to Funds From Operations and management statement on Funds From Operations are included after the Consolidated Statements of Operations.

(3)	Reported amounts are attributable to common stockholders and common unitholders.

(4)	Calculated based on weighted average shares outstanding including participating share-based awards and assuming the exchange of all common limited partnership units outstanding.

(5)
Occupancy percentages and total square feet reported are based on the company’s stabilized office portfolio for the periods presented. Occupancy percentages and total square feet shown for March 31, 2015 exclude the 10 properties held for sale which encompass 1,044,844 rentable square feet. Occupancy percentages and total square feet shown for March 31, 2014 include the office properties that were sold during 2014 and the 10 properties held for sale at March 31, 2015.

KILROY REALTY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2015	December 31, 2014
	(unaudited)
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$838,927	$877,633
Buildings and improvements	3,880,883	4,059,639
Undeveloped land and construction in progress	1,265,659	1,120,660
Total real estate assets held for investment	5,985,469	6,057,932
Accumulated depreciation and amortization	(921,279)	(947,664)
Total real estate assets held for investment, net	5,064,190	5,110,268

Real estate assets and other assets held for sale, net	190,751	8,211
Cash and cash equivalents	50,181	23,781
Restricted cash	8,287	75,185
Marketable securities	13,337	11,971
Current receivables, net	8,122	7,229
Deferred rent receivables, net	168,581	156,416
Deferred leasing costs and acquisition-related intangible assets, net	182,251	201,926
Deferred financing costs, net	17,346	18,374
Prepaid expenses and other assets, net	22,434	20,375
TOTAL ASSETS	$5,725,480	$5,633,736

LIABILITIES AND EQUITY
LIABILITIES:
Secured debt	$516,725	$546,292
Unsecured debt, net	1,783,280	1,783,121
Unsecured line of credit	130,000	140,000
Accounts payable, accrued expenses and other liabilities	217,352	225,830
Accrued distributions	33,532	32,899
Deferred revenue and acquisition-related intangible liabilities, net	128,730	132,239
Rents received in advance and tenant security deposits	46,887	49,363
Liabilities of real estate assets held for sale	9,768	56
Total liabilities	2,866,274	2,909,800

EQUITY:
Stockholders’ Equity
6.875% Series G Cumulative Redeemable Preferred stock	96,155	96,155
6.375% Series H Cumulative Redeemable Preferred stock	96,256	96,256
Common stock	880	863
Additional paid-in capital	2,761,176	2,635,900
Distributions in excess of earnings	(154,355)	(162,964)
Total stockholders’ equity	2,800,112	2,666,210
Noncontrolling Interests
Common units of the Operating Partnership	53,232	51,864
Noncontrolling interest in consolidated subsidiary	5,862	5,862
Total noncontrolling interests	59,094	57,726
Total equity	2,859,206	2,723,936
TOTAL LIABILITIES AND EQUITY	$5,725,480	$5,633,736

KILROY REALTY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
REVENUES
Rental income	$130,932	$110,098
Tenant reimbursements	14,425	11,519
Other property income	725	2,141
Total revenues	146,082	123,758

EXPENSES
Property expenses	24,714	24,483
Real estate taxes	12,715	10,989
Provision for bad debts	242	—
Ground leases	776	762
General and administrative expenses	12,768	10,811
Acquisition-related expenses	128	228
Depreciation and amortization	51,487	48,536
Total expenses	102,830	95,809

OTHER (EXPENSES) INCOME
Interest income and other net investment gains	360	177
Interest expense	(16,878)	(17,252)
Total other (expenses) income	(16,518)	(17,075)

INCOME FROM CONTINUING OPERATIONS BEFORE GAINS ON SALE OF REAL ESTATE	26,734	10,874
Gain on sale of land	17,268	—
INCOME FROM CONTINUING OPERATIONS	44,002	10,874

DISCONTINUED OPERATIONS:
Income from discontinued operations	—	943
Gains on dispositions of discontinued operations	—	90,115
Total income from discontinued operations	—	91,058

NET INCOME	44,002	101,932

Net income attributable to noncontrolling common units of the Operating Partnership	(815)	(2,087)

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	43,187	99,845

PREFERRED DIVIDENDS	(3,313)	(3,313)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$39,874	$96,532

Weighted average common shares outstanding – basic	86,897	82,125
Weighted average common shares outstanding – diluted	87,434	84,140

Net income available to common stockholders per share – basic	$0.45	$1.17
Net income available to common stockholders per share – diluted	$0.45	$1.14

KILROY REALTY CORPORATION
FUNDS FROM OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
Net income available to common stockholders	$39,874	$96,532
Adjustments:
Net income attributable to noncontrolling common units of the Operating Partnership	815	2,087
Depreciation and amortization of real estate assets	50,843	48,717
Gains on dispositions of depreciable real estate	—	(90,115)
Funds From Operations (1)(2)(3)	$91,532	$57,221

Weighted average common shares/units outstanding – basic	89,881	85,161
Weighted average common shares/units outstanding – diluted	90,419	87,176

Funds From Operations per common share/unit – basic (3)	$1.02	$0.67
Funds From Operations per common share/unit – diluted (3)	$1.01	$0.66
 ________________________

(1)
We calculate FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustment for unconsolidated partnerships and joint ventures. Our calculation of FFO includes the amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets.

We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations.

(2)	FFO includes amortization of deferred revenue related to tenant-funded tenant improvements of $3.0 million and $2.4 million for the three months ended March 31, 2015 and 2014, respectively.

(3)	Reported amounts are attributable to common stockholders and common unitholders.